SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2002


                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Nevada                    000-21823                 87-0445729
      (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
       JURISDICTION OF                                    IDENTIFICATION NO.)
        INCORPORATION)

           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

        Registrant's telephone number, including area code (508) 248-3900

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS.

            On August 15, 2002, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.     EXHIBITS.

Exhibit Number          Description

Exhibit 99.1            Press Release of the Registrant, dated August 15, 2002.

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                FIBERCORE, INC.



                                By: /s/ Robert P. Lobban
                                    --------------------------------------------
                                    Name:  Robert P. Lobban
                                    Title: Chief Financial Officer and Treasurer

Date:  August 16, 2002